Income Taxes	9 Months Ended	12 Months Ended
	Feb. 28, 2026	May 31, 2025
DIAMIR BIOSCIENCES CORP. [Member]
Income Taxes [Line Items]
INCOME TAXES

NOTE 11 — INCOME TAXES

As of February 28, 2026 and May 31, 2025, the Company’s net deferred tax assets consisted primarily of research and development expenses and stock compensation. A valuation allowance has been provided against its net deferred tax assets as, based on all available evidence, it is considered more likely than not that the deferred tax assets will not be realized in future periods.

Uncertain tax positions are evaluated based on the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustment may result, for example, upon resolution of an issue with the taxing authorities or expiration of a statute of limitations barring an assessment for an issue. The Company recognizes a tax benefit from an uncertain tax position when it is more-likely-than-not that it will be sustained upon examination by tax authorities.

Income tax expense in the nine months ended February 28, 2025 reflects increases in unrecognized tax benefits related to current deductions for certain funded research and development expenses subject to interpretations of applicable tax law, in excess of available net operating carryforwards. Income tax expense in the nine months ended February 28, 2026 reflects the reversal of prior-period provisions for such unrecognized tax benefits. On July 4, 2025, H.R.1, the One Big Beautiful Bill Act (“OBBBA”) was enacted in the United States. The OBBB eliminates the requirement under Internal Revenue Code Section 174 to capitalize and amortize U.S.-based research and experimental expenditures over five years, making these expenditures fully deductible in the period incurred, among other provisions.

NOTE 12 — INCOME TAXES

For the years ended May 31, 2025 and 2024, the provision for income taxes consisted of the following:

	2025	2024
Current:
Federal	$16,483	$112,947
State	1,456	1,456
Total current	17,939	114,403
Deferred:
Federal	—	—
State	—	—
Total deferred	—	—
Total	$17,939	$114,403

For the years ended May 31, 2025 and 2024, a reconciliation of the Company’s effective tax rate to the statutory U.S. Federal rate is as follows:

	2025	2024
Income taxes at Federal statutory rate	21.0%	21.0%
Discounts and interest on notes	(2.4)%	(2.1)%
Financing costs	(4.3)%	—%
State taxes	—%	(4.2)%
Other	(2.3)%	(1.2)%
Change in valuation allowance	(14.3)%	(36.3)%
Income tax provision	(2.3)%	(22.9)%

The Company’s deferred tax assets and liabilities consist of the following at May 31, 2025 and 2024:

	May 31, 2025	May 31, 2024
Deferred tax assets:
Tax benefit of net operating loss carry-forward (NOL)	$351,453	$247,637
FIN48 reduction in NOL	(269,420)	(219,793)
Stock compensation	351,136	346,030
Research and development expenses	422,170	372,544
Other	1,152	2,432
Total deferred tax assets:	856,490	748,850
Deferred tax liabilities	(8,152)	(4,583)
Net deferred tax assets:	848,338	744,267
Valuation allowance for deferred tax assets	(848,338)	(744,267)
Deferred tax assets, net of valuation allowance	$—	$—

As of May 31, 2025 and 2024, the Company had federal net operating loss (“NOL”) carryforwards available to reduce future taxable income of approximately $1,541,000 and $1,047,000, respectively. As of May 31, 2025 and 2024, the Company had state NOL carryforwards of approximately $392,000 and $392,000, respectively. Federal NOLs of approximately $165,000 will begin to expire in 2025 and remaining Federal NOLs have an indefinite expiration period and can be utilized to offset up to 80% of future taxable income. State loss carryforwards expire between 2036 and 2044.

When realization of the deferred tax asset is more likely than not to occur, the benefit related to the deductible temporary differences attributable to operations is recognized as a reduction of income tax expense. Valuation allowances are provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company’s valuation allowance increased by $104,071 and $181,606 in the years ended May 31, 2025 and 2024, respectively.

Uncertain tax positions are evaluated based on the facts and circumstances that exist at each reporting period. Subsequent changes in judgment based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustment may result, for example, upon resolution of an issue with the taxing authorities or expiration of a statute of limitations barring an assessment for an issue. The Company recognizes a tax benefit from an uncertain tax position when it is more-likely-than-not that it will be sustained upon examination by tax authorities.

Unrecognized tax benefits, May 31, 2023	$217,239
Gross increases – tax positions in current period	155,305
Unrecognized tax benefits, May 31, 2024	372,544
Gross increases – tax positions in current period	49,626
Unrecognized tax benefits, May 31, 2025	$422,170

The gross increase in unrecognized tax benefits in the years ended May 31, 2024 and 2025 relate to expected current deductions for certain funded research and development expenses subject to interpretations of applicable tax law, in excess of available net operating carryforwards. Future changes in the unrecognized tax benefits would affect the Company’s effective tax rate. In the absence of changes in related rulings or regulations, the Company does not anticipate any such change over the next 12 months.

The Company’s policy is to recognize interest expense and penalties related to income tax matters in income tax expense. As of May 31, 2025 and 2024, accrued interest related to uncertain tax positions amounted to $20,483 and $4,000, respectively.

The Company and its subsidiary are subject to U.S. federal and state income tax, and in the normal course of business, its income tax returns are subject to examination by the relevant taxing authorities. As of May 31, 2025, the 2017 to 2025 tax years remained subject to examination.